SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2004

Hawthorne Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	95-2085671 (I.R.S. employer identification number)

Commission file number: 0-1100

2381 Rosecrans Avenue
El Segundo, California 90245
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:

(310) 725-5000

Not applicable
(Former name of former address, if changed since last report)

Item 7. Financial Statements, Pro forma Financial Information and Exhibits

(a)	Financial Statements of Business Acquired:

None

(b)	Pro Forma Financial Information:

None

(c)	Exhibits:

Exhibit No.	Description

99.1	Press Release, dated January 27, 2004, of Hawthorne Financial Corporation.

Item 9. Regulation FD Disclosure

Item 12. Results of Operations and Financial Condition

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Results of Operations and Financial Condition.”

On January 27, 2004, Hawthorne Financial Corporation issued a press release setting forth its fourth quarter and full year 2003 earnings. A copy of Hawthorne Financial Corporation’s press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

HAWTHORNE FINANCIAL CORPORATION

Dated: January 28, 2004	By:	/s/ David Rosenthal

David Rosenthal, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated January 27, 2004, of Hawthorne Financial Corporation.